                                                                    EXHIBIT 10.3
                                                                    ------------


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                           DIGITAL SOUND CORPORATION

                               ----------------

                         REGISTRATION RIGHTS AGREEMENT








                         Dated as of December 19, 1997




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--------------------------------------------------------------------------------

                           DIGITAL SOUND CORPORATION
                            6307 Carpinteria Avenue
                         Carpinteria, California 93013



          This Registration Rights Agreement ("Agreement") is made and entered into as of December 19, 1997, by and among Digital Sound Corporation, a California corporation (the "Company"), and the investors (herein referred to collectively as the "Investors" and individually as an "Investor") whose names are listed in Annex A to the Preferred Stock Purchase Agreement dated the date hereof among the Company and the Investors (the "Purchase Agreement"). In order to induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

          The parties hereby agree as follows:

1.   Definitions.
     -----------

     As used in this Agreement, the following capitalized terms shall have the following meanings:


          Board:  The Board of Directors of the Company.
          -----

          Claim:  Any loss, claim, damages, liability (joint or several) or
          -----
     expense (including the reasonable costs of investigation and legal fees and expenses).

          Common Stock:  The common stock of the Company.
          ------------

          Convertible Promissory Notes:  The convertible promissory notes in the
          ----------------------------
     aggregate principal amount of $6,612,502.50 being issued and sold to the Investors pursuant to the Purchase Agreement.

          Equity Security:  Any capital stock of the Company or any security
          ---------------
     convertible, with or without consideration, into any such stock, or any security carrying any warrant or right to subscribe to or purchase any such stock, or any such warrant or right.

          Exchange Act:  The Securities Exchange Act of 1934, as from time to
          ------------
     time amended.

          Holder:  The beneficial owner of a security.  For all purposes of this
          ------
     Agreement, the Company shall be entitled to treat the record owner of a security as the beneficial owner of such security unless the Company has been given written notice of the existence and identity of a different beneficial owner. Securities held by a Holder shall be deemed to include any securities held by affiliates of such Holder. A Holder of Preferred Stock shall be deemed to be the Holder of the Common Stock into which such Preferred Stock could be converted.

          Indemnified Holder:  Any Holder of Restricted Stock, any partner,
          ------------------
     officer, director, employee or agent of any such Holder and any Person who controls any such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act.

          Misstatement:  An untrue statement of a material fact or an omission
          ------------
     to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement, Prospectus or preliminary prospectus not misleading.

          Person:  A natural person, partnership, corporation, business trust,
          ------
     association, joint venture or other entity or a government or agency or political subdivision thereof.

          Preferred Stock:  The Series B Convertible Preferred Stock being
          ---------------
     issued and sold pursuant to the Purchase Agreement and the Series B Convertible Preferred Stock issuable upon conversion of the Convertible Promissory Notes being sold pursuant to the Purchase Agreement.

          Prospectus:  The prospectus included in any Registration Statement, as
          ----------
     supplemented by any and all prospectus supplements and as amended by any and all pre-effective and post-effective amendments and including all material incorporated by reference in such prospectus.

          Registration:  A registration pursuant to Section 2 or 3 hereof.
          ------------

          Registration Expenses:  The out-of-pocket expenses of a Registration,
          ---------------------
     including:


                (1) all registration and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers);

                (2) fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Restricted Stock and determinations of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Restricted Stock being sold may designate);

                (3) printing, messenger, telephone and delivery expenses;

                (4) fees and disbursements of counsel for the Company, counsel for the underwriters and reasonable fees and expenses of counsel (one firm only) for the sellers of the Restricted Stock;

                (5) fees and disbursements of all independent certified public accountants of the Company incurred in connection with such Registration (including the expenses of any special audit and "cold comfort" letters incident to such registration); and

                (6) fees and disbursements of underwriters.

          Registration Statement:  Any registration statement which covers
          ----------------------
     Restricted Stock pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

          Restricted Stock:  The shares of Common Stock issued or issuable (i)
          ----------------
     upon conversion of the Preferred Stock or (ii) pursuant to a stock dividend, stock split or other distribution with respect to Common Stock issued upon conversion of the Preferred Stock.

          Securities Act:  The Securities Act of 1933, as from time to time
          --------------
     amended.

          SEC:  The Securities and Exchange Commission.
          ---

          Series B Convertible Preferred Stock:   The Series B Convertible
          ------------------------------------
     Preferred Stock of the Company.

          Transfer Restricted Security:  Restricted Stock that has not been sold
          ----------------------------
     to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 promulgated thereunder (or any successor rule) and which, together with all other shares of Restricted Stock held by a given Holder, is not eligible for sale under such Rule 144 within a three-month period.

          underwritten registration or underwritten offering:  A registration in
          -------------------------    ---------------------
     which securities of the Company are sold to an underwriter for distribution to the public.

2.   Demand Registration
     -------------------

     a.   Timing of Demand Registration
          -----------------------------

          The Holders of no fewer than 35% of the shares (as adjusted for any stock split, reverse stock split, stock dividend or similar transaction) of Restricted Stock may request in writing that the Company file a registration statement under the Securities Act covering shares of Restricted Stock having an anticipated aggregate offering price of at least $2,500,000 that are then Transfer Restricted Securities at any time before the seventh anniversary of the date of this Agreement.

          If the Company is requested to effect a Registration and the Company furnishes to the Holders of Restricted Stock requesting such Registration a copy of a resolution of the Board certified by the Secretary of the Company stating that in the good faith judgment of the Board it would be seriously detrimental to the Company or its shareholders for such Registration Statement to be filed on or before the date such filing would otherwise be required hereunder, the

Company shall have the right to defer such filing for a period of not more than 135 days after receipt of the request for such Registration from the Holder or Holders of Restricted Stock requesting such Registration; provided that during such time the Company may not file a registration statement other than on Form S-8 for securities to be issued and sold for its own account or that of anyone other than the Holder or Holders of Restricted Stock requesting such Registration; provided, further, that the Company may not exercise such right more than once in any twelve-month period. Notwithstanding the foregoing, if the reasons for deferring such filing should expire within such 135-day period, the Company shall promptly notify the requesting Holders of such fact and shall file such Registration Statement as expeditiously as possible, but in no event later than 135 days after the receipt of request for such Registration.

     b.   Maximum Number of Demand Registrations
          --------------------------------------

          The Company shall be obligated to prepare, file and cause to become effective no more than two registrations pursuant to this Section 2.

     c.   Participation
          -------------

          The Company shall promptly give written notice to all Holders of Restricted Stock upon receipt of a request for a Registration pursuant to
Section 2(a) above. The Company shall include in such Registration such shares of Restricted Stock for which it has received written requests to register such shares within 10 days after such written notice has been given.

     d.   Underwriter's Cutback
          ---------------------

          If the public offering of Restricted Stock is to be underwritten and, in the good faith judgment of the managing underwriter, the inclusion of all the Restricted Stock requested to be registered hereunder would interfere with the successful marketing of a smaller number of such shares of Restricted Stock, at a price per share that is acceptable to a majority in interest of the Holders requesting such Registration, the number of shares of Restricted Stock to be included shall be reduced to such smaller number with the participation in such offering to be pro rata among the Holders of Restricted Stock requesting such Registration, based upon the number of shares of Restricted Stock owned by such Holders.

          The Company and other Holders of securities of the Company may include such securities in such Registration if, but only if, the managing underwriter concludes that such inclusion will not interfere with the successful marketing of all the Restricted Stock requested to be included in such Registration at a price per share that is acceptable to a majority in interest of the Holders requesting such Registration.

     e.   Managing Underwriter
          --------------------

          The managing underwriter or underwriters of any underwritten public offering covered by a Registration shall be selected by the Board, subject to the approval of the Holders of a majority of the shares of Restricted Stock that initiate such Registration, which shall not be unreasonably withheld.

     f.   Registration Expenses
          ---------------------

          All Registration Expenses (excluding underwriters' and brokers' discounts and commissions) incurred in connection with a registration pursuant to this Section 2 will be borne by the Company.

3.      Piggyback Registrations
        -----------------------

     a. Timing of Piggyback Registration and Participation
        --------------------------------------------------

          The Company shall notify all Holders of Transfer Restricted Securities in writing at least fifteen (15) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2
---------
of this Agreement or to any employee or similar benefit plan or a corporate reorganization on Forms S-4 or S-8 or any successor forms thereto) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Transfer Restricted Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Transfer Restricted Securities held by such Holder shall, within ten
(10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Transfer Restricted Securities such Holder wishes to include in such registration statement.

     b.   Unlimited Number of Piggyback Registrations
          -------------------------------------------

          Each Holder of Transfer Restricted Securities is entitled to an unlimited number of piggyback registrations pursuant to this Section 3. If a Holder decides not to include all of its Transfer Restricted Securities in any registration statement filed by the Company with respect to which it has piggyback registration rights, such Holder shall nevertheless continue to have the right to include any Transfer Restricted Securities in any subsequent registration statement or registration statements, as the case may be, filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

     c.   Underwriter's Cutback
          ---------------------

          If the public offering of Restricted Stock is to be underwritten and, in the good faith judgment of the managing underwriter, the inclusion of all the Transfer Restricted Securities requested to be registered hereunder would interfere with the successful marketing of a smaller number of such shares in the offering at a price per share that is acceptable to the Company, in the case of a Company-initiated registration, or, in the case of a registration by the holders of securities other than the Holders of Transfer Restricted Securities, to such holders, the number of shares that may be included in the registration shall be allocated, first, in the case of a Company-initiated registration, to
                    -----
the Company or, in the case of a registration by the holders of securities other than the Holders of Transfer Restricted Securities, to such other holders, and second, to each of the Holders requesting inclusion pursuant to this Section 3
------
of their Transfer

Restricted Securities in such registration and any other Holders of "piggyback" registration rights on a pro rata basis among such Holders, based upon the number of shares of registrable securities owned by such Holders.

          The Company and other Holders of securities of the Company may include such securities in such Registration if, but only if, the managing underwriter concludes that such inclusion will not interfere with the successful marketing of all the Transfer Restricted Securities requested to be included in such Registration at a price per share that is acceptable to the Company, in the case of a Company-initiated registration, or, in the case of a registration by the holders of securities other than the Holders of Transfer Restricted Securities, to such holders.

     d.   Managing Underwriter
          --------------------

          The managing underwriter or underwriters of any underwritten public offering covered by a registration pursuant to this Section 3 shall be selected by the Board.

     e.   Registration Expenses
          ---------------------

          All Registration Expenses incurred in connection with a registration pursuant to this Section 3 (excluding underwriters' and brokers' discounts and commissions) will be borne by the Company.

4.   Hold-Back Agreements
     --------------------

     a.   By Holders of Restricted Stock
          ------------------------------

          Upon the written request of the managing underwriter of an underwritten offering to the Holders of the Company's securities pursuant to
Section 2 or 3 above, a Holder of Restricted Stock shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Restricted Stock (other than those included in such Registration) without the prior written consent of such managing underwriter for a period (not to exceed 90 days after the effective date of such Registration) that such managing underwriter reasonably determines is necessary in order to effect the underwritten public offering; provided that no Holder of Restricted Stock shall be bound by this Section 4(a) unless such Holder is permitted to include any of such Holders' Restricted Stock then held by such Holder in such Registration equal to the number of shares of Restricted Stock that such Holder could sell during such 90-day period under Rule 144 of the Securities Act.

     b.   By the Company
          --------------

          The Company agrees not to effect any public or private sale or distribution of its Equity Securities during the 60-day period prior to, and during the 135-day period after, the effective date of each underwritten offering made pursuant to a registration under Section 2 above, if so requested in writing by the managing underwriter (except as part of such underwritten offering or pursuant to registrations on Forms S-4 or S-8).

5.   Rule 144.
     --------

     The Company covenants that it will timely file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar successor rule or regulation hereafter adopted by the SEC.

6.   Registration Procedures
     -----------------------

          If and whenever the Company is required to register Restricted Stock in a Registration, the Company will use its best efforts to effect such Registration to permit the sale of such Restricted Stock in accordance with the intended plan of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

     a. prepare and file with the SEC a Registration Statement within 30 days of such request with respect to such Restricted Stock and use its best efforts to cause such Registration Statement to become effective within 90 days of such request and remain effective until the Restricted Stock covered by such Registration Statement has been sold; provided that the Company shall not be required to maintain the effectiveness of any Registration Statement for more than 90 days after such Registration Statement becomes effective;

     b. prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Restricted Stock covered by such Registration Statement is sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or for such shorter period of time during which such Registration Statement must be kept effective by the terms of this Agreement;

     c. promptly notify the selling Holders of Restricted Stock and the managing underwriter, if any, in writing,

          (1) when the Prospectus or any supplement or pre- or post-effective amendment has been fined, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective.

          (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information.

          (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose.

          (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Restricted Stock for sale in any jurisdiction or the initiation of any proceeding for such purpose, and

          (5) of the existence of any fact which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing a Misstatement;

     d. make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

     e. if requested by the managing underwriter of Restricted Stock being sold in connection with an underwritten offering, immediately incorporate in a supplement or post-effective amendment such information as the managing underwriter requests to be included therein relating to the sale of the Restricted Stock, including, without limitation, information with respect to the number of shares of Restricted Stock being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Restricted Stock to be sold in such offering; and make all required filings of such supplement or post-effective amendment as soon as notified of the matters to be incorporated in such supplement or post-effective amendment;

     f. promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to the selling Holders of Restricted Stock and to the managing underwriter, if any;

     g. furnish to each selling Holder of Restricted Stock and the managing underwriter, at least one signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) promptly after such documents become available to the Company;

     h. promptly deliver to each selling Holder of Restricted Stock and the underwriters, if any, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by each of the selling Holders of Restricted Stock and the underwriters, if any, in connection with the offering and sale of the Restricted Stock covered by such Prospectus (or preliminary prospectus));

     i. prior to any public offering of Restricted Stock, use all reasonable efforts to register and qualify such Restricted Stock for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holders or underwriters may designate in writing to enable the disposition in such jurisdictions of the Restricted Stock covered by the Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

     j. timely prepare and deliver certificates not bearing any restrictive legends representing the Restricted Stock to be sold and cause such Restricted Stock to be in such denominations and registered in such names as the managing underwriter may request at least three business days prior to any sale of Restricted Stock to the underwriters;

     k. if the Registration Statement or the Prospectus contains a Misstatement, promptly, but in no event more than five (5) days after the Company becomes aware of such Misstatement, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Restricted Stock the Prospectus will not contain a Misstatement;

     l. cause all Restricted Stock covered by the Registration Statement to be listed on any national securities exchange or authorized for quotation on Nasdaq or on the National Market System, if the Common Stock of the Company is so listed or authorized at the time;

     m. enter into an underwriting agreement if the registration is an underwritten registration; and

          (1) make such representations and warranties to the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings;

          (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter), addressed to the underwriters, covering the matters customarily covered in opinions delivered to underwriters in underwritten offerings;

          (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings;

          (4) cause such underwriting agreement to include such indemnification and contribution provisions as such underwriters shall customarily require; and

          (5) deliver such documents and certificates as may be requested by the managing underwriter, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at each closing under such underwriting or similar agreement; and

     n. otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any

12-month period (or 90 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Restricted Stock is sold to underwriters in an underwritten offering.

7.   Indemnification
     ---------------

     a.   Indemnification by Company
          --------------------------

     The Company agrees to indemnify and hold harmless each Indemnified Holder from and against all Claims arising out of or based upon any Misstatement or alleged Misstatement, except insofar as such Misstatement or alleged Misstatement was made strictly in conformance with information furnished in writing to the Company by such Indemnified Holder expressly for use in the document containing such Misstatement or alleged Misstatement. This indemnity shall not be exclusive and shall be in addition to any liability which the Company may otherwise have.

          The foregoing notwithstanding, the Company shall not be liable to the extent that any such Claim arises out of or is based upon a Misstatement or alleged Misstatement made in any preliminary prospectus if (i) having previously been furnished by or on behalf of the Company with copies of the Prospectus, such Indemnified Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Restricted Stock giving rise to such Claim and (ii) the Prospectus would have corrected such untrue statement or omission.

          In addition, the Company shall not be liable to the extent that any such Claim arises out of or is based upon a Misstatement or alleged Misstatement in a Prospectus, (x) if such Misstatement or alleged Misstatement is corrected in an amendment or supplement to such Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Indemnified Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale to the person who purchased Restricted Stock from such Indemnified Holder and who is asserting such Claim.

          The Company shall also indemnify underwriters participating in a distribution covered by a Registration Statement, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Holders of Restricted Stock.

     b.   Indemnification Procedures
          --------------------------

     If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all reasonable expenses (including expenses of such counsel).

          Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be the expense of such Indemnified Holder unless (i) the Company has agreed to pay such fees and expenses, (ii) the Company shall have failed to diligently defend such action or proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Holder in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder that are different from or additional to those available to the Company.

          If such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company as permitted by the provisions of the preceding paragraph, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder. The foregoing notwithstanding, the Company shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders (which firm shall be designated in writing by such Indemnified Holders) in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances.

          The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, which shall not be unreasonably withheld or delayed, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

     c.   Indemnification by Holder of Restricted Stock
          ---------------------------------------------

     Each Holder of Restricted Stock agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (a "Company Indemnitee") to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to Misstatements made strictly in conformance with information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement, Prospectus or preliminary prospectus. In no event, however, shall the liability hereunder of any selling Holder of Restricted Stock be greater than the dollar amount of the proceeds (net of underwriters' and brokers' discounts and commissions) received by such Holder upon the sale of the Restricted Stock giving rise to such indemnification obligation.


          In case any action or proceeding shall be brought against the Company or a Company Indemnitee, in respect of which indemnity may be sought against a Holder of Restricted Stock, such Holder shall have the rights and duties given the Company and the

Company or Company Indemnitee shall have the rights and duties given to each Holder by Sections 6(a) and 6(b) above.

     d.   Contribution
          ------------

     If the indemnification provided for this Section 6 is unavailable to an indemnified party under Section 6(a) or Section 6(c) above (other than by reason of exceptions provided in those Sections) in respect of any Claims referred to in such Sections, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the Company or Company Indemnitee on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such Claims as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in Section 7(b), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The relative fault of the Company or Company Indemnitee on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the Misstatement or alleged Misstatement relates to information supplied by the Company or Company Indemnitee or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement or alleged Misstatement.

          The Company and each Holder of Restricted Stock agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

          Notwithstanding the provisions of this Section 6(d), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which (i) the net proceeds to the Indemnified Holder from the sale of the securities that were sold by such Indemnified Holder and distributed to the public exceeds (ii) the amount of any damages which such Indemnified Holder has otherwise been required to pay by reason of such Misstatement.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.   Requirements for Participation in Underwritten Offerings
     --------------------------------------------------------

     No Person may participate in any underwritten offering pursuant to a Registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9.   Suspension of Sales
     -------------------

     Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each Holder of Restricted Stock shall forthwith discontinue disposition of Restricted Stock until such Holder has received copies of the supplemented or amended Prospectus required by
Section 4(k) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Restricted Stock current at the time of receipt of such notice.

10.  Miscellaneous
     -------------

     a.   Amendments and Waivers
          ----------------------

          The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of at least a majority of the outstanding shares of Restricted Stock. The foregoing notwithstanding, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of shares of Restricted Stock whose shares are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of shares of Restricted Stock may be given by the Holders of a majority of the shares of Restricted Stock being sold.

     b.   Notices
          -------

          All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, or air courier guaranteeing overnight delivery:

          i) if to a Holder of Restricted Stock, at the most current address given by such Holder to the Company in accordance with the provisions hereof, which address initially is, with respect to each Investor, the address set forth on such Investor's signature page of the Purchase Agreement; and

          ii) if to the Company, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions hereof.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is electronically acknowledged, if by facsimile;

and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     c.   Successors and Assigns
          ----------------------

          This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. The foregoing notwithstanding, the registration rights granted the Holders of Restricted Stock under this Agreement may not be transferred without the prior written consent of the Company which shall not be unreasonably withheld or delayed; provided, that such registration rights shall not be transferable except in connection with the simultaneous transfer to the same transferee of no less than the lesser of 200,000 shares of Restricted Stock or all of the shares of Restricted Stock then held by such Holder; provided, further, that such registration rights may be transferred without such prior written consent upon written notice to the Company in connection with the transfer of shares of Restricted Stock to an Investor or to any affiliate of an investor.

     d.   Counterparts
          ------------

          This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     e.   Headings
          --------

          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     f.   Governing Law
          -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     g.   Severability
          ------------

          In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     h.   Forms
          -----

          All references in this Agreement to particular forms of registration statements are intended to include all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

     i.   Entire Agreement
          ----------------

          This Agreement and the Purchase Agreement are intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

                           (Signature pages follow)

[Registration Rights Agreement]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                          DIGITAL SOUND CORPORATION


                                          By: /s/ MARK C. OZUR
                                              -----------------------
                                              Mark C. Ozur, President

[Registration Rights Agreement]


                                          SCOT B. JARVIS, an Individual



                                          By: /s/ SCOT B. JARVIS
                                              -----------------------------
                                              Scot B. Jarvis, an Individual

[Registration Rights Agreement]


                                       MICHAEL J. WILLNER, an Individual


                                       By: /s/ MICHAEL J. WILLNER
                                           ---------------------------------
                                           Michael J. Willner, an Individual

[Registration Rights Agreement]


                                        SPRING POINT PARTNERS, L.P.


                                        By: /s/ JOHN D. BOTTI
                                            -------------------------------
                                            John D. Botti, Managing Partner

[Registration Rights Agreement]


                               NEWBERG FAMILY TRUST UTA DTD 12/18/90


                                By: /s/ BRUCE NEWBERG
                                    ----------------------
                                    Bruce Newberg, Trustee

[Registration Rights Agreement]


                              FREDERICK J. AND ROBIN GRACE WARREN,
                              as Joint Tenants



                              By: /s/ FREDERICK J. WARREN
                                  -----------------------
                                  Frederick J. Warren


                              By: /s/ ROBIN GRACE WARREN
                                  ----------------------
                                  Robin Grace Warren

[Registration Rights Agreement]


                              STROME SUSSKIND HEDGECAP FUND, L.P.

                              By: Strome Susskind Investment Management, L.P.
                              Its: General Partner


                                    By: SSCO, Inc.
                                    Its: General Partner


                                         By: /s/ JEFFREY SUSSKIND
                                             --------------------------
                                             Jeffrey Susskind, Director
                                             and Vice President



                              STROME HEDGECAP LIMITED

                              By: Strome Susskind Investment Management, L.P.
                              Its: General Partner


                                    By: SSCO, Inc.
                                    Its: General Partner


                                         By: /s/ JEFFREY SUSSKIND
                                             --------------------------
                                             Jeffrey Susskind, Director
                                             and Vice President



                              STROME OFFSHORE, LIMITED

                              By: Strome Susskind Investment Management, L.P.
                              Its: Investment Advisor


                                    By: SSCO, Inc.
                                    Its: General Partner


                                         By: /s/ JEFFREY SUSSKIND
                                             --------------------------
                                             Jeffrey Susskind, Director
                                             and Vice President

[Registration Rights Agreement]


                              STROME PARTNERS, L.P.

                              By: Strome Susskind Investment Management, L.P.
                              Its: General Partner

                                    By: SSCO, Inc.
                                    Its: General Partner


                                         By: /s/ JEFFREY SUSSKIND
                                             --------------------------
                                             Jeffrey Susskind, Director
                                             and Vice President

[Registration Rights Agreement]


                              MOORE GLOBAL INVESTMENTS, LTD.

                              By: Moore Capital Management, Inc.
                              Its: Trading Advisor


                                    By: /s/ SARVAS SAVVINIDIS
                                        ----------------------
                                        Sarvas Savvinidis,
                                        Director of Operations



                              REMINGTON INVESTMENT STRATEGIES,
                              L.P.

                              By:  Moore Capital Advisors, L.L.C.
                              Its :General Partner


                                    By: /s/ SARVAS SAVVINIDIS
                                        ----------------------
                                        Sarvas Savvinidis,
                                        Director of Operations

[Registration Rights Agreement]


                              CITIVENTURE 96 PARTNERSHIP FUND, L.P.

                              By: Chancellor LGT Asset Management, Inc.,
                              Its: Investment Advisor


                                    By: /s/ ALLESANDRO PIOL
                                        -------------------------
                                        Allesandro Piol, Managing
                                        Director



                              CHANCELLOR LGT PRIVATE CAPITAL
                              OFFSHORE PARTNERS II, L.P.

                              By: CPCO Associates, L.P.
                              Its: Investment General Partner

                                     By: Chancellor LGT Venture Partners, Inc.,
                                     Its: General Partner


                                         By: /s/ ALLESANDRO PIOL
                                             -------------------------
                                             Allesandro Piol, Managing
                                             Director



                              CHANCELLOR LGT PRIVATE CAPITAL
                              OFFSHORE PARTNERS I, C.V.

                              By: Chancellor LGT KME IV Partners, L.P.
                              Its: Investment General Partner

                                     By: Chancellor LGT Venture Partners, Inc.
                                     Its: General Partner


                                         By: /s/ ALLESANDRO PIOL
                                             -------------------------
                                             Allesandro Piol, Managing
                                             Director

[Registration Rights Agreement]


                              CHANCELLOR LGT PRIVATE CAPITAL
                              OFFSHORE PARTNERS III, L.P.

                              By: CPCP Associates, L.P.
                              Its: General Partner


                                    By: Chancellor LGT Venture Partners, Inc.
                                    Its: General Partner


                                         By: /s/ ALLESANDRO PIOL
                                             -------------------------
                                             Allesandro Piol, Managing
                                             Director

[Registration Rights Agreement]


                              OAK INVESTMENT PARTNERS VII, LIMITED
                              PARTNERSHIP

                              By: Oak Associates VII, LLC
                              Its: General Partner


                                    By: /s/ BANDEL CARANO
                                        ------------------------------
                                        Bandel Carano, Managing Member



                              OAK VII AFFILIATES FUND,
                              LIMITEDPARTNERSHIP

                              By: Oak VII Affiates, L.L.C.
                              Its: General Partner


                                    By: /s/ BANDEL CARANO
                                        ------------------------------
                                        Bandel Carano, Managing Member



                              OAK INVESTMENT PARTNERS V,
                              LIMITED PARTNERSHIP


                                    By: Oak Associates V, L.L.C.
                                    Its: General Partner


                                         By: /s/ BANDEL CARANO
                                             -----------------
                                             Bandel Carano,
                                             Managing Member


                              OAK V AFFILIATES FUND, LIMITED
                              PARTNERSHIP

                                    By: Oak V Affiliates,
                                    a Connecticut partnership
                                    Its: General Partner


                                         By: /s/ BANDEL CARANO
                                             -----------------
                                             Bandel Carano,
                                             General Partner

[Registration Rights Agreement]


                              MICROSOFT CORPORATION


                              By: /s/ GREGORY B. MAFFEI
                                  ---------------------
                              Title:  Chief Financial Officer
                                      -----------------------